Exhibit 10.1

AMENDMENT NO. 1 TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of May 26, 2015 (the “Effective Date”), by and among TIDEWATER INC., a Delaware corporation (the “Company”), and its Domestic Subsidiaries (as defined in the Credit Agreement, as defined below) (together with the Company, collectively, the “Borrowers” and each individually, a “Borrower”), BANK OF AMERICA, N.A. and the other lenders party to the Credit Agreement from time to time (collectively, the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent.

WHEREAS, the Borrowers, the Lenders, and the Administrative Agent are parties to that certain Fourth Amended and Restated Credit Agreement, dated as of June 21, 2013 (as the same may be amended, amended and restated or otherwise modified and in effect from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers desire to amend the Credit Agreement to allow for an extension of the Maturity Date as described in new Section 2.19, added pursuant to this Amendment, and to amend certain other provisions of the Credit Agreement;

WHEREAS, in connection with this Amendment, the Borrowers request a one-year extension of the Maturity Date as provided under new Section 2.19, added pursuant to this Amendment, to be effective on the Effective Date;

WHEREAS, the Required Lenders have agreed to amend the Credit Agreement as provided more fully herein;

WHEREAS, those Lenders who have agreed to extend the Maturity Date of their Loans and the Availability Period of their Revolving Credit Commitments as requested by the Borrowers pursuant to Section 2.19 have so indicated on their signature pages hereto; and

NOW THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the meanings provided therefor in the Credit Agreement.

SECTION 2. Amendments to the Credit Agreement. Upon the satisfaction of the conditions set forth in Section 4 hereof, the parties hereto agree that the Credit Agreement and Schedule 7.01 thereto shall be amended to delete the bracketed, stricken text (indicated textually in the same manner as the following example: [~~stricken text]~~) and to add the bold, doubled-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement, and the updated Schedules 2.01 and 7.01, attached at Exhibit A hereto.

SECTION 3. Representations and Warranties. The Borrowers hereby represent and warrant to the Lenders and the Administrative Agent as follows:

(a) Representations and Warranties in the Credit Agreement. The representations and warranties of the Loan Parties contained in Article V of the Credit Agreement or any other Loan Documents, or which are contained in any document or instrument furnished at any time under or in connection with the Credit Agreement or such Loan Document, were true and correct as of the date when made and continue to be true and correct on the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date, and except that for purposes of this clause (a), the representations and warranties contained in Section 5.05(a) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 6.01(a) of the Credit Agreement.

(b) Ratification, Etc. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement, together with this Amendment, shall be read and construed as a single agreement. All references in the Loan Documents to the Credit Agreement or any other Loan Document shall hereafter refer to the Credit Agreement or any other Loan Document as amended hereby.

(c) Authorization; No Contravention. The execution, delivery and performance by each Borrower of this Amendment have been duly authorized by all necessary corporate or other organizational action and do not and will not (a) contravene the terms of any of such Borrower’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Borrower is a party or affecting such Borrower or the properties of such Borrower or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Borrower or its property is subject; or (c) violate any Law.

(d) Binding Effect. This Amendment, the Credit Agreement as amended hereby and each other Loan Document constitutes a legal, valid and binding obligation of such Borrower, enforceable against each Borrower that is party thereto in accordance with its terms, subject to (a) the effects of any Debtor Relief Laws, (b) implied covenants of good faith and fair dealing, and (c) general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(e) No Default. No Default or Event of Default has occurred and is continuing.

SECTION 4. Conditions to Effectiveness. This Amendment shall become effective as of the Effective Date at the time that all the following conditions precedent have been satisfied:

(a) execution and delivery of an original counterpart of this Amendment by the Borrowers, the Administrative Agent and the Required Lenders;

(b) all corporate or other action necessary for the valid execution, delivery and performance by the Borrowers of this Amendment shall have been duly and effectively taken, and evidence thereof shall have been provided to the Administrative Agent;

(c) there shall not have occurred since March 31, 2014 any event or circumstance, either individually or in the aggregate, that has had or could be reasonably expected to have a Material Adverse Effect;

(d) there shall not be any actions, suits, proceedings, claims or disputes pending or, to the knowledge of any of the Borrowers, threatened, at Law, in equity, in arbitration or before any Governmental Authority, by or against any Borrower that either individually or in the aggregate could reasonably be expected to have a Material Adverse Effect;

(e) No report, financial statement, certificate or other information furnished (whether in writing or orally) by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (in each case as modified or supplemented by other information so furnished) taken as a whole contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Borrowers represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time such projected financial information was delivered (it being recognized by the Administrative Agent and the Lenders that such projected financial information is not to be viewed as fact and is subject to significant uncertainties and contingencies many of which are beyond the Borrowers’ control, that no assurance can be given that any particular financial projections will be realized, and that actual results may vary materially from such projected financial information);

(f) the Administrative Agent shall have received, for the account of each Lender who has agreed to extend the Maturity Date of its Loans and the Availability Period of its Revolving Credit Commitments, the fee for such extension as provided in the Fee Letter;

(g) all accrued and invoiced fees and expenses of the Administrative Agent, the Syndication Agent and the Active Co-Lead Arrangers, including reasonable and documented legal fees and related out-of-pocket expenses, shall have been paid by the Borrowers.

SECTION 5. Miscellaneous.

(a) Continuing Effect; No Other Consents or Amendments. Except as specifically provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects. No consent herein granted or agreement herein made shall extend beyond the terms expressly set forth herein for such consent or agreement, nor shall anything contained herein be deemed to imply any willingness of the Administrative Agent or the Lenders to agree to, or otherwise prejudice any rights of the Administrative Agent or the Lenders with respect to, any similar consents or agreements that may be requested for any future period and this Amendment shall not be construed as a waiver of any other provision of the Loan Documents or to permit the Borrowers to take any other action which is prohibited by the terms of the Credit Agreement and the other Loan Documents. Nothing contained in this Amendment shall in any way prejudice, impair or affect any rights or remedies of any Lender or the Borrowers under the Credit Agreement or the other Loan Documents.

(b) References. From and after effectiveness of this Amendment, all of the terms and provisions of this Amendment are hereby incorporated by reference into the Credit Agreement, as applicable, as if such terms and provisions were set forth in full therein, as applicable.

(c) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

(d) Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrowers and the Administrative Agent.

(e) Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(f) Binding Effect; Assignment. This Amendment shall be binding upon and inure to the benefit of the Loan Parties, the Administrative Agent and the Lenders and their respective successors and assigns in accordance with the terms of the Credit Agreement.

(g) Integration. This Amendment incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof. This Amendment represents the agreement of the parties hereto with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any party hereto relative to subject matter hereof not expressly set forth or referred to herein.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

TIDEWATER INC.

By:	/s/ Quinn P. Fanning
	Name:	Quinn P. Fanning
	Title:	Executive Vice President and Chief Financial Officer

CAJUN ACQUISITIONS, L.L.C.
GULF FLEET SUPPLY VESSELS, L.L.C.
HILLIARD OIL & GAS, INC.
JAVA BOAT CORPORATION
POINT MARINE, L.L.C.
QUALITY SHIPYARDS, L.L.C.
S.O.P., INC.
TIDEWATER MARINE, L.L.C.
TIDEWATER MARINE ALASKA, INC.
TIDEWATER MARINE SAKHALIN, L.L.C.
TIDEWATER MARINE WESTERN, INC.
TIDEWATER SUBSEA, L.L.C.
TIDEWATER SUBSEA ROV, L.L.C.
TIDEWATER VENTURE, INC.
TWENTY GRAND (BRAZIL), L.L.C.
TWENTY GRAND MARINE SERVICE, L.L.C.
ZAPATA GULF MARINE, L.L.C.

By:	/s/ Quinn P. Fanning
	Name:	Quinn P. Fanning
	Title:	Treasurer

TIDEWATER CORPORATE SERVICES, L.L.C.

By:	/s/ Darren J. Vorst
	Name:	Darren J. Vorst
	Title:	Treasurer

TIDEWATER MEXICO HOLDING, L.L.C.

By:	/s/ Mikkel Jensen
	Name:	Mikkel Jensen
	Title:	President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Irene Bertozzi Bartenstein
	Name:	Irene Bertozzi Bartenstein
	Title:	Director

The undersigned agrees to extend the Maturity Date to June 21, 2019 pursuant to Section 2.19 of the Credit Agreement.

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Irene Bertozzi Bartenstein
	Name:	Irene Bertozzi Bartenstein
	Title:	Director

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ Donald Hunt
	Name:	Donald Hunt
	Title:	Officer

The undersigned agrees to extend the Maturity Date to June 21, 2019 pursuant to Section 2.19 of the Credit Agreement.

JPMORGAN CHASE BANK N.A., as a Lender

By:	/s/ Donald Hunt
	Name:	Donald Hunt
	Title:	Officer

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Corbin Womac
	Name:	Corbin Womac
	Title:	Director

The undersigned agrees to extend the Maturity Date to June 21, 2019 pursuant to Section 2.19 of the Credit Agreement.

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Corbin Womac
	Name:	Corbin Womac
	Title:	Director

DNB CAPITAL LLC, as a Lender

By:	/s/ Anders Platou
	Name:	Anders Platou
	Title:	Senior Vice President

By:	/s/ Stian Lovseth
	Name:	Stian Lovseth
	Title:	First Vice President

The undersigned agrees to extend the Maturity Date to June 21, 2019 pursuant to Section 2.19 of the Credit Agreement.

DNB CAPITAL LLC., as a Lender

By:	/s/ Anders Platou
	Name:	Anders Platou
	Title:	Senior Vice President

By:	/s/ Stian Lovseth
	Name:	Stian Lovseth
	Title:	First Vice President

COMPASS BANK, as a Lender

By:	/s/ Michael Dixon
	Name:	Michael Dixon
	Title:	Senior Vice President

The undersigned agrees to extend the Maturity Date to June 21, 2019 pursuant to Section 2.19 of the Credit Agreement.

COMPASS BANK, as a Lender

By:	/s/ Michael Dixon
	Name:	Michael Dixon
	Title:	Senior Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Kevin Sparks
	Name:	Kevin Sparks
	Title:	Vice President

The undersigned agrees to extend the Maturity Date to June 21, 2019 pursuant to Section 2.19 of the Credit Agreement.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Kevin Sparks
	Name:	Kevin Sparks
	Title:	Vice President

WHITNEY BANK, as a Lender

By:	/s/ Kevin C. Eriksen
	Name:	Kevin C. Ericksen
	Title:	Senior Vice President

The undersigned agrees to extend the Maturity Date to June 21, 2019 pursuant to Section 2.19 of the Credit Agreement.

WHITNEY BANK, as a Lender

By:	/s/ Kevin C. Eriksen
	Name:	Kevin C. Eriksen
	Title:	Senior Vice President

[Signature Page to Amendment No. 1]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	Michael P. Pickman
	Name:	Michael P. Pickman
	Title:	Vice President

The undersigned agrees to extend the Maturity Date to June 21, 2019 pursuant to Section 2.19 of the Credit Agreement.

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Michael P. Pickman
	Name:	Michael P. Pickman
	Title:	Vice President

REGIONS BANK, as a Lender

By:	/s/ Scott Sarrat
	Name:	Scott Sarrat
	Title:	Senior Vice President

The undersigned agrees to extend the Maturity Date to June 21, 2019 pursuant to Section 2.19 of the Credit Agreement.

REGIONS BANK, as a Lender

By:	/s/ Scott Sarrat
	Name:	Scott Sarrat
	Title:	Senior Vice President

AMEGY BANK, N.A., as a Lender

By:	/s/ James C. Day
	Name:	James C. Day
	Title:	Vice President

The undersigned agrees to extend the Maturity Date to June 21, 2019 pursuant to Section 2.19 of the Credit Agreement.

AMEGY BANK, N.A., as a Lender

By:	/s/ James C. Day
	Name:	James C. Day
	Title:	Vice President

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Keith L. Burson
	Name:	Keith L. Burson
	Title:	Vice President

The undersigned agrees to extend the Maturity Date to June 21, 2019 pursuant to Section 2.19 of the Credit Agreement.

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Keith L. Burson
	Name:	Keith L. Burson
	Title:	Vice President

STANDARD CHARTERED BANK, as a Lender

By:	/s/ Felipe Macia
	Name:	Felipe Macia
	Title:	Managing Director Syndications, Americas

By:	/s/ Hsing H. Huang
	Name:	Hsing H. Huang
	Title:	Associate Director

The undersigned agrees to extend the Maturity Date to June 21, 2019 pursuant to Section 2.19 of the Credit Agreement.

STANDARD CHARTERED BANK, as a Lender

By:	/s/ Felipe Macia
	Name:	Felipe Macia
	Title:	Managing Director Syndications, Americas

By:	/s/ Hsing H. Huang
	Name:	Hsing H. Huang
	Title:	Associate Director

[Signature Page to Amendment No. 1]

SANTANDER BANK, N.A., as a Lender

By:	/s/ Daniel O’Connor
	Name:	Daniel O’Connor
	Title:	Managing Director

The undersigned agrees to extend the Maturity Date to June 21, 2019 pursuant to Section 2.19 of the Credit Agreement.

SANTANDER BANK, N.A., as a Lender

By:	/s/ Daniel O’Connor
	Name:	Daniel O’Connor
	Title:	Managing Director

[Signature Page to Amendment No. 1]

ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST SET FORTH ABOVE:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Erik M. Truette
	Name:	Erik M. Truette
	Title:	Vice President

EXHIBIT A

Please see attached.